Exhibit 10.105
FORM OF
SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
     THIS SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of the ____ day of _______, 2010 (the “Closing Date”) by and between Alon USA Energy, Inc., a Delaware corporation (the “Company”), and _________________________, a _____________________ (the “Purchaser”).
     The parties hereby agree as follows:
     1. Purchase and Sale of Series A Convertible Preferred Stock.
          1.1. Sale and Issuance of Series A Convertible Preferred Stock. Subject to the terms of this Agreement, the Purchaser hereby purchases and the Company hereby sells and issues to the Purchaser ____________ shares of the Series A Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company at a purchase price per share of $10.00 (the “Price Per Share”). The shares of Preferred Stock issued to the Purchaser pursuant to this Agreement shall be referred to in this Agreement as the “Shares”.
          1.2. Deliveries.
               (a) On or prior to the date hereof, the Company has delivered or caused to be delivered to the Purchaser the Shares being purchased by the Purchaser on the Closing Date.
               (b) On or prior to the date hereof, the Purchaser has delivered or caused to be delivered to the Company payment of the purchase price for the Shares by wire transfer to a bank account designated by the Company.
          1.3. Defined Terms Used in this Agreement. In addition to the terms defined above and herein, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.
          “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Dallas, Texas are not open for business.
          “Certificate of Designation” means the certificate of designation for the Preferred Stock, in the form attached as an exhibit to the Registration Statement.
          “Common Stock” means the Company’s common stock, par value $0.01 per share.
          “NYSE” means the New York Stock Exchange.
          “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
          “Registration Statement” means the registration statement on Form S-1 (File No. 333-169583) pursuant to which to the Shares have been offered.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as of the Closing Date as follows:

          2.1. Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted.
          2.2. Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement, and to issue the Shares at the Closing Date, has been taken. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing Date, and the issuance and delivery of the Shares has been taken. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
          2.3. Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement or the Certificate of Designation, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in Section 3 of this Agreement and subject to the filings described in Section 2.4 below, the Shares will be issued in compliance with all applicable federal and state securities laws.
          2.4. Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any U.S. federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to the Securities Act and applicable state securities laws.
          2.5. No Prohibition. No law or order of any governmental entity is in effect, or stayed pending appeal, which restrains or prohibits, or renders unlawful, the Company’s consummation of the transactions contemplated by this Agreement. No claim, action, suit investigation or other proceeding is pending or, to the Company’s knowledge, threatened before any governmental entity, which purports to enjoin or restrain the Company or to seek relief from or against the Company, or which could result in an order prohibiting the Company from, consummating the transactions contemplated by this Agreement.
          2.6. No Violation. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the Company’s Certificate of Incorporation or Bylaws, each as amended to date, (ii) of any judgment, order, writ or decree binding on the Company, (iii) under any contract, agreement, note, indenture or mortgage to which the Company is a party or by which its properties and assets are bound, or (iv) to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, in each case the violation of which would have a material adverse effect on the business, assets, liabilities, financial condition, property or results of operations of the Company.
     3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:
          3.1 Existence; Good Standing; Authorization. The Purchaser is a ___________________ duly formed and validly existing under the laws of ________. The Purchaser has full power and authority to enter into this Agreement. This Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          3.2 Restrictions on Conversion and Dividends. The Purchaser understands that any Purchaser who is determined to be a Related Party of the Company (as such term is defined in Rule 312.03(b)(7) of the NYSE Listed Company Manual or any successor rule (“Rule 312”) or otherwise described in section (b)(2) or (b)(3) of Rule 312) may not elect to convert its Shares into shares of Common Stock prior to receipt of any stockholder approval required pursuant to Rule 312 to be obtained by the Corporation (“NYSE Stockholder Approval”). The Purchaser acknowledges that it is a Related Party.
          3.4 No Public Market. The Purchaser understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares. The Purchaser understands that the Shares are new securities for which there is currently no active market. The Company has made no assurances that a trading market for the Shares will ever develop. The Purchaser understands that the Company does not intend to list the Shares on any securities exchange and conversion of the Shares into shares of Common Stock and the sale of those shares of Common Stock may be the only means for the Purchaser to liquidate its investment in any Shares purchased pursuant to this Agreement.
          3.5 Legends. The Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear any legend set forth in, or required by, the Certificate of Designation or by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.
          3.6 Foreign Investor. The Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of Israel in connection with the offer for and purchase of the Shares or any use of this Agreement, including (i) the legal requirements within Israel for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Israel.
          3.7 Finders’ Fee. Purchaser has not made (and is not bound by) any arrangement under which any broker, underwriter, investment banker, financial advisor or other Person is entitled to any fee with respect to services in such capacity in connection with the transactions contemplated by this Agreement.
     4. NYSE Stockholder Approval. The Company acknowledges and agrees that it shall include the NYSE Stockholder Approval (and all required disclosures) as a matter to be voted upon in its proxy statement relating to the Company’s 2011 annual meeting of stockholders or, if requested by a Purchaser who is a Related Party, at a special meeting of the stockholders prior to the Company’s 2011 annual meeting of the stockholders.
     5. Miscellaneous.
          5.1. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          5.2. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
          5.3. Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.4. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          5.5. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five Business Days after having been sent by certified mail, return receipt requested, postage prepaid, or (c) two Business Days after deposit with an internationally recognized express courier service, specifying same day or next Business Day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such address as subsequently modified by written notice given in accordance with this Section 5.5.
          5.6. Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and Purchaser. Any amendment or waiver effected in accordance with this Section 5.6 shall be binding upon the Purchaser and each transferee of the Shares, each future holder of all such securities, and the Company.
          5.7. Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purposes and intent of such invalid, illegal or unenforceable provision.
          5.8. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
          5.9. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.
          5.10. Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the transactions contemplated hereby.
          5.11. Certain Interpretive Matters.
               (a) Unless the context otherwise requires, (i) all references to Sections or Articles are to be Sections or Articles of this Agreement, (ii) each term defined in this Agreement has the meaning assigned to it, (iii) words in the singular include the plural and vice versa, (iv) the term “including” means “including without limitation,” (v) all references to $        or dollar amounts will be to lawful currency of the United States, (vi) to the extent the term “day” or “days” is used, it shall mean calendar days, and (vi) the words “herein,” “hereby,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular article, section, paragraph or other subdivision of this Agreement.

               (b) No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.
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     IN WITNESS WHEREOF, the parties have executed this Series A Convertible Preferred Stock Purchase Agreement as of the date first written above.

COMPANY: ALON USA ENERGY, INC.
By:
Name:
Title:

Address:
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
Attention: Secretary

PURCHASER:

By:
Name:
Title:

Address:
_____________________________________________
_____________________________________________
_____________________________________________
Signature Page to Series A Convertible Preferred Stock Purchase Agreement